UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introduction

This Current Report on Form 8-K is being filed in connection with the modification of the previously announced merger transactions: (i) the merger of Hartman Short Term Income Properties XIX, Inc. (“Hartman XIX”) with and into Hartman Short Term Income Properties XX, Inc. (the “Company”) pursuant to the XIX Merger Agreement (the “XIX Merger Agreement”) and (ii) the merger of Hartman Income REIT, Inc. (HIREIT) with and into the Company pursuant to the HIREIT Merger Agreement (the “HIREIT Merger Agreement,” and together with the XIX Merger Agreement, the “Merger Agreements”).

Item 1.01.	Entry Into a Material Definitive Agreement.

Modification of the Merger Agreements

Each Merger Agreement contains customary covenants, including covenants prohibiting HIREIT and Hartman XIX and their respective subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

The Merger Agreements may be terminated under certain circumstances, including but not limited to by either the Company or HIREIT or Hartman XIX, as applicable, if the applicable Mergers have not been completed on or before December 31, 2017 (the “Outside Date”) .  No termination fees or penalties are payable by any party to any Merger Agreement in the event of the termination of any Merger Agreement.

On January 23, 2017, the Board of Directors of the Company, Hartman XIX and HIREIT, respectively, approved resolutions to amend the Merger Agreements and extend the Outside Date from December 31, 2017 to September 30 , 2018.  All other terms and provisions of the Merger Agreements are unchanged and remain in full force and effect.

ADDITIONAL INFORMATION ABOUT THE MERGERS

In connection with the proposed Mergers, the Company has filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus prepared by the Company,  Hartman XIX and HIREIT , and other related documents.  The joint proxy statement/prospectus will serve as both a prospectus of the Company relating to its offering of the Company’s common stock to be issued to HIREIT and Hartman XIX stockholders as merger consideration pursuant to the Merger Agreements and as a proxy statement of the Company, HIREIT and Hartman XIX for the special meetings of the stockholders of each of the Company, HIREIT and Hartman XIX to be held to obtain their respective stockholder approvals of the Merger Agreements. The joint proxy statement/prospectus will contain important information about the proposed Mergers and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HARTMAN XIX, HI-REIT, AND THE PROPOSED MERGERS. Investors and stockholders of the Company, Hartman XIX and HIREIT may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.hartmanreits.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

The Company, Hartman XIX , and HIREIT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Mergers. Information regarding the Company’s directors and executive officers can be found in the Company’s most recent Annual Report on Form 10-K, filed with the SEC on April 11, 2017.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Mergers if and when they become available. These documents are available free of charge on the SEC’s website or from the Company, as applicable, using the sources indicated above.

Forward-Looking Statements

This current report on Form 8-K contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the proposed Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreements; the inability to obtain the Stockholder Approvals or the failure to satisfy the other conditions to completion of the proposed Mergers; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of    the Company , Hartman XIX or HIREIT ; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

Date: January 29 , 2018	By:	/s/ Allen R. Hartman
Allen R. Hartman
Chief Executive Officer